Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 5, 2013 among FLIR SYSTEMS, INC., an Oregon corporation (the "Company"), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the "Borrowers" and, each a "Borrower"), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are currently party to the Credit Agreement dated as of February 8, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of August 9, 2011, that certain Second Amendment to Credit Agreement, dated as of September 7, 2012 and as otherwise modified prior to the Third Amendment Effective Date (as hereinafter defined), the “Existing Credit Agreement”),

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into this Amendment in order to (i) amend the Existing Credit Agreement in its entirety; (ii) extend the applicable maturity date for the Revolving Lenders in respect of the existing revolving credit facility under the Existing Credit Agreement; (iii) establish a new term loan A facility; (iv) re-evidence the obligations under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of the Amended Credit Agreement; and (v) set forth the terms and conditions under which the Lenders will, from time to time, make loans and extend other financial accommodations to or for the benefit of the Company and the other Borrowers, and

WHEREAS, it is the intent of the parties hereto that this Amendment not be deemed to evidence or constitute full repayment of the obligations and liabilities under the Existing Credit Agreement, but that this Amendment amend the Existing Credit Agreement and re-evidence the obligations of the Borrowers thereunder, which shall be payable in accordance with the terms hereof.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendment. Effective upon satisfaction of the conditions precedent set forth in Section 2 below, the Existing Credit Agreement (including the Schedules and Exhibits thereto) is hereby amended as set forth in the marked terms on Annex I attached hereto including the amended Schedules and Exhibits thereto (the “Amended Credit Agreement”). In Annex I hereto, deletions of text in the Amended Credit Agreement are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Annex II attached hereto sets forth a clean copy of the Amended Credit Agreement, after giving effect to such amendments. As so amended, the Existing Credit Agreement shall continue in full force and effect.

2.    Effectiveness; Conditions Precedent. This Amendment shall be and become effective as of date hereof (the “Third Amendment Effective Date”) when all of the conditions set forth in this Section 2 shall have been satisfied.

(a)    Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Administrative Agent and the Lenders.

(b)    Legal Opinions. Receipt by the Administrative Agent of favorable opinions of U.S. legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Third Amendment Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent.

(c)    No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2012 in the operations, business, properties, liabilities (actual or contingent), or financial condition of the Company and its Subsidiaries, taken as a whole.

(d)    Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary (or other Responsible Officer) of such Loan Party to be true and correct as of the Third Amendment Effective Date;

(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(e)    Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Company certifying that the conditions specified in Section 2(c) and Sections 5.02(a) and (b) of the Amended Credit Agreement have been satisfied.

(f)    Fees. Receipt by the Administrative Agent, the Arranger and the Lenders of any fees required to be paid on or before the Third Amendment Effective Date.

Without limiting the generality of the provisions of the last paragraph of Section 10.03 of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.

3.    Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable documented fees and expenses of Moore & Van Allen PLLC.

4.    Ratification of Credit Agreement. From and after the Third Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement (including all exhibits and schedules thereto), shall, unless the context requires otherwise refer to the Amended Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Amended Credit Agreement. Except as herein specifically agreed, the Amended Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, the Company and each Subsidiary Guarantor reaffirms its guaranty obligations set forth in the Amended Credit Agreement.

5.    Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be subject to (i) the effect of applicable Debtor Relief Laws and (ii) to the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than those that have already been obtained and are in full force and effect.

(d)    The execution and delivery of this Amendment does not (i) contravene any provision of its Organization Documents or (ii) materially violate any Laws applicable to it.

6.    Representations. The Loan Parties represent and warrant to the Lenders that the representations and warranties of the Loan Parties set forth in Article VI of the Amended Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic means shall be effective as an original.

8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:	FLIR SYSTEMS, INC.,
an Oregon corporation

By: /s/ Anthony L. Trunzo
Name: Anthony L. Trunzo
Title:     Senior Vice President, Finance and Chief Financial Officer

FLIR SYSTEMS B.V.,
a Netherlands company

By: /s/ Andrew C. Teich
Name: Andrew C. Teich
Title:    Managing Director

By: /s/ T.M.R.M. Shyamnarain
Name: T.M.R.M. Shyamnarain
Title:    Director, Intertrust (Netherlands) B.V.

By: /s/ L.M.F. Heine
Name: L.M.F. Heine
Title:    Director, Intertrust (Netherlands) B.V.

FLIR SYSTEMS HOLDING AB,
a Swedish corporation

By: /s/ Andrew C. Teich
Name: Andrew C. Teich
Title:     Chairman of the board

By: /s/ Thomas A. Surran
Name: Thomas A. Surran
Title:    Director

FLIR SYSTEMS AKTIEBOLAG,
a Swedish corporation

By: /s/ Andrew C. Teich
Name: Andrew C. Teich
Title:    Managing Director

By: /s/ Thomas A. Surran
Name: Thomas A. Surran

Title:    Director

FLIR SYSTEMS LIMITED,
a company incorporated in England and Wales

By: /s/ William A. Sundermeier
Name: William A. Sundermeier
Title:    Director

SUBSIDIARY
GUARANTORS:         FLIR COMMERCIAL SYSTEMS, INC.,
a California corporation

By: /s/ Andrew C. Teich
Name: Andrew C. Teich
Title:    President

FLIR GOVERNMENT SYSTEMS, INC.,
a Delaware corporation

By: /s/ Anthony L. Trunzo
Name: Anthony L. Trunzo
Title:    Chief Financial Officer

ADMINISTRATIVE
AGENT:             BANK OF AMERICA, N.A.,
as Administrative Agent

By: _/s/ Anthea Del Bianco_________
Name: Anthea Del Bianco
Title:     Vice President

LENDERS:             BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: _/s/ Daryl K. Hogge __________
Name: Daryl K. Hogge
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: _/s/ Kurban H. Merchant______
Name: Kurban H. Merchant
Title:    Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender

By: _/s/ Keith Winzenried________
Name: Keith Winzenried
Title:    Credit Executive

UNION BANK, N.A.,
as a Lender

By: _/s/ John Wharton__________
Name:     John Wharton
Title:    Vice President

SVENSKA HANDELSBANKEN AB,
as a Lender

By: _/s/ Anders Abelson________
Name:     Anders Abelson
Title:    Senior Vice President

By: _/s/ Nancy D’Albert ________
Name:     Nancy D’Albert
Title:    Vice President

LENDERS:            THE NORTHERN TRUST COMPANY,
as a Lender

By: _/s/ Brandon Rolek ___________
Name:     Brandon Rolek
Title:    Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: _/s/ Paul Ip____________________
Name:     Paul Ip
Title:    Vice President